UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 14, 2010

PARADIGM HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Wyoming	000-09154	83-0211506
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

9715 Key West Avenue, 3rd Floor, Rockville, Maryland	20850
(Address of principal executive offices)	(Zip Code)

(301) 468-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The Board of Directors of Paradigm Holdings, Inc., a Wyoming corporation (the “Company”), has set a new record date for determining shareholders entitled to notice of and to vote at the special meeting of shareholders (the “Special Meeting”) to approve the reincorporation of the Company into the State of Nevada (the “Reincorporation”), and certain other matters, as October 15, 2010.  The Company anticipates that the Special Meeting shall occur on November 11, 2010 or such later date as the Company’s Board of Directors may determine.  Assuming required shareholder approvals are received at the Special Meeting, the Company anticipates that the Reincorporation will be consummated promptly following the Special Meeting.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits.

Exhibit 99.1	Press Release of Paradigm Holdings, Inc. dated October 14, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARADIGM HOLDINGS, INC.

By:	/s/Peter B. LaMontagne
Peter B. LaMontagne
President and Chief Executive Officer

Date: October 14, 2010

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release of Paradigm Holdings, Inc. dated October 14, 2010